EXHIBIT 10.4

FORM OF SUBSCRIPTION AGREEMENT

E-Renter USA, Inc.

435 Martin Street

Suite 3140

Blaine, WA 98230

Gentlemen:

1. Pursuant to the terms of the offer made by E-Renter USA, Inc. (the "Company"), the undersigned hereby tenders this subscription and applies for the purchase of the number of shares ("Shares") of the Company set forth on the signature page hereto, at a purchase price of  ($0.25  per share).

The Company is offering a minimum of three hundred thousand Shares ($75000) and a maximum of one million Shares ($250,000) (the "Offering").

The subscriber is sending: (1) an executed copy of this Subscription Agreement; and (2) either a CHECK IN US FUNDS made out to "Joseph I. Emas as Escrow Agent" (the “Escrow Agent”) for the full amount of the purchase price for the Shares for which the undersigned is subscribing to:

Joseph I. Emas
1224 Washington Avenue
Miami Beach, Florida 33139

Reference: (Your Name) for E-Renter USA,Inc.

OR

The subscriber may WIRE TRANSFER immediately available U.S. funds for the full amount of the purchase price of the Shares for which the undersigned is subscribing plus all wire transfer fees to:

Wachovia Bank

Surfside, Florida

 Account:  Joseph I. Emas, P.A.

                Attorney-at-Law

Account Number:  2000015545590

Reference: (Your Name) for E-Renter USA, Inc.

The Escrow Agent shall deposit all subscription funds received into a non-interest bearing attorney’s trust account in accordance with the requirements of the Florida Bar.

If the Company does not complete the Minimum Offering within 180 days from the Effective Date, the Escrow Agent shall forthwith return each subscriber’s respective subscription funds.

If the Company completes the Minimum Offering within 180 days from the Effective Date and provides the Escrow Agent with certificates representing the shares of common stock subscribed for by the Subscribers, the Escrow Agent shall forthwith release the subscription funds to the Company.

3. The Company has filed, a registration statement on Form SB-2 (the "Registration Statement") or such other form as shall be available registering the common shares and sales may be made pursuant to an effective prospectus, a copy of which has been made available to the investor to be used in accordance with the Plan of Distribution instructions in the prospectus.

4. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

5. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

6. Except as otherwise provided herein, this Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

7 Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

8. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereto; and if to the Company, to the address listed above or to such other address as the Company or the undersigned shall have designated to the other by like notice.

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of _________________ 2004.

 Number of Shares Subscribed for _________________________________

ORGANIZATION SIGNATURE:                 INDIVIDUAL SIGNATURE:

__________________________________      ______________________________________

Print name of Organization                        Signature

By: _______________________________     ______________________________________

      Name:                                       Print Name

      Title:

                                        ______________________________________

                                        Additional Signature of Joint Owner

                                        _______________________________________

                                                  Print Name

(ALLSUBSCRIBERS SHOULD PLEASE PRINT INFORMATION BELOW EXACTLY

AS YOU WISH IT TO APPEAR IN THE RECORDS OF

                                E-RENTER USA, INC. (THE COMPANY)

_____________________________________________    _____________________________

Name                                                                                     Social Security Number of Individual

                                                                                              or other Taxpayer I.D. Number

Address:

_____________________________________________________________________________

Number and Street                                                                       City, State and Zip Code

Address for notices if different:

__________________________________________________________________________

Number and Street                                                                        City, State and Zip Code

Please check the box to indicate form of ownership (if applicable):

TENANTS IN COMMON WITH RIGHTS COMMUNITY JOINT TENANTS ___ OF SURVIVORSHIP ___ PROPERTY ___ (Both parties must sign in all of the above cases)

The subscriber is sending: (1) an executed copy of this Subscription Agreement; and (2) EITHER A CHECK IN US FUNDS made out to "Joseph I. Emas as Escrow Agent"  (the “Escrow Agent”) for the full amount of the purchase price for the Shares for which the undersigned is subscribing to:

Joseph I. Emas
1224 Washington Avenue
Miami Beach, Florida 33139

Reference: (Your Name) for E-Renter USA

OR

The subscriber may WIRE TRANSFER immediately available U.S. funds for the full amount of the purchase price of the Shares for which the undersigned is subscribing plus all wire transfer fees to:

Wachovia Bank

Surfside, Florida

Account:  Joseph I. Emas, P.A. Attorney-at-Law

Account Number:  2000015545590

Reference: (Your Name) for E-Renter USA

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted by E-Renter USA this ____ day of __________________, 2004, for __________________________ Shares.

E-RENTER USA, INC.

By: _____________________________

Name:

Title: